Employee share scheme reserve	6 Months Ended
Jun. 30, 2024
Employee share scheme reserve
Employee share scheme reserve

10Employee share scheme reserve

At 30 June 2024, the employee share scheme reserve balance was $ 467,063 (at 31 December 2023: $507,677).

Total reversal arising from share-based payment transactions recognized in the consolidated statement of comprehensive income as part of employee benefit was $ 40,614 for the six-month period ended 30 June 2024 (expense of $386,198 for the six-month period ended 30 June 2023). The fair value change is a result of the decline in share price during the period which, in turn, led to a decrease in the probability of exercising options and the value of each option. Grant date was achieved after the award date for majority of awarded shares as the grant date was linked to the business combination transaction. Shares was only granted when business combination transaction was consummated.